Summary Prospectus
March 1, 2019
The Hartford Balanced Income Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HBLAX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2019, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Investment Objective. The Fund seeks to provide current income with growth of capital as a secondary objective.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans administered by Hartford Funds Management Company, LLC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 99 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 153 of the Fund’s statement of additional information. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus. In addition, the table and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.12%	0.12%	0.12%	0.25%	0.20%	0.15%	0.05%	0.15%	0.04%
Total annual fund operating expenses	0.90%	1.65%	0.65%	1.28%	0.98%	0.68%	0.58%	0.68%	0.57%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.90%	1.65%	0.65%	1.28%	0.98%	0.68%	0.58%	0.67%	0.57%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Management fees" have been restated to reflect current fees.

(3)
"Other expenses” for Class Y have been restated to reflect estimated amounts in connection with the new transfer agency fee effective May 1, 2019.

(4)
Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee for Class Y as follows: 0.10%. This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples for Class Y reflect the expense limitation arrangement for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$637	$821	$1,021	$1,597
C	$268	$520	$897	$1,955
I	$66	$208	$362	$810
R3	$130	$406	$702	$1,545
R4	$100	$312	$542	$1,201
R5	$69	$218	$379	$847
R6	$59	$186	$324	$726
Y	$68	$217	$378	$846
F	$58	$183	$318	$714
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$637	$821	$1,021	$1,597
C	$168	$520	$897	$1,955
I	$66	$208	$362	$810
R3	$130	$406	$702	$1,545
R4	$100	$312	$542	$1,201
R5	$69	$218	$379	$847
R6	$59	$186	$324	$726
Y	$68	$217	$378	$846
F	$58	$183	$318	$714
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the Fund targets an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. The equity portion of the Fund invests primarily in common stocks with a history of above-average dividends or expectations of increasing dividends. The equity portion of the Fund may invest in a broad range of market capitalizations, but generally invests in companies with market capitalizations above $2 billion. The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities. The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt (also known as “junk bonds”). The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. The Fund may invest in debt securities of any maturity or duration. The fixed income portfolio manager may allocate a portion of the Fund’s assets to specialists within Wellington Management who implement the individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board has begun, and may continue, to raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Dividend Paying Security Investment Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited during certain of the periods shown.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower

•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 12.64% (2nd quarter, 2009) Lowest -7.37% (1st quarter, 2009)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and four broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on February 26, 2010 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from February 26, 2010 through February 27, 2017 and Class A shares (excluding sales charges) prior to February 26, 2010. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2018 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	-10.28%	3.57%	8.42%
– After Taxes on Distributions	-11.89%	2.17%	7.20%
– After Taxes on Distributions and Sale of Fund Shares	-5.27%	2.48%	6.55%
Share Classes (Return Before Taxes)
Class C	-6.67%	3.97%	8.23%
Class I	-4.81%	5.01%	9.28%
Class R3	-5.40%	4.42%	8.82%
Class R4	-5.16%	4.72%	9.09%
Class R5	-4.82%	5.00%	9.34%
Class R6	-4.76%	5.09%	9.45%
Class Y	-4.80%	5.08%	9.45%
Class F	-4.81%	5.04%	9.29%
45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index*	-5.03%	4.70%	8.89%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	5.95%	11.18%
Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes)	-2.51%	3.28%	5.92%
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	-5.33%	3.97%	7.29%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	-2.08%	3.84%	11.14%
*
The blended benchmark is calculated by Hartford Funds Management Company, LLC.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Scott I. St. John, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2006
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2006
Ian R. Link, CFA	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares.

For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8March 1, 2019 MFSUM-BI_030119